UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2020 (November 7, 2019)

RATTLER MIDSTREAM LP

(Exact name of registrant as specified in its charter)

DE	001-38919	83-1404608
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 West Texas Suite 1200 Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

(432) 221-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	RTLR	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

As previously reported by Rattler Midstream LP (“Rattler”), a subsidiary of Diamondback Energy, Inc. (“Diamondback”), in Rattler’s Current Report on Form 8-K filed on November 13, 2019 (the “Original Form 8-K”), Rattler and Oryx Midstream, a portfolio company of Stonepeak Infrastructure Partners (“Oryx”), through their newly-formed joint venture entity (the “Joint Venture”), have completed the previously announced acquisition of Reliance Gathering, LLC (“Reliance Gathering”) for approximately $356 million in cash, subject to post-closing purchase price adjustments (the “Reliance Acquisition”). In accordance with their membership interests in the Joint Venture, Rattler and Oryx paid 60% and 40% of the purchase price, respectively. Rattler funded its portion of the purchase price for the Reliance Acquisition with cash on hand and borrowings under its credit facility.

This Amendment to Current Report on Form 8-K/A (the “Amendment”) is being filed to amend the Original Form 8-K, the sole purpose of which is to provide the financial statements and pro forma information required by Item 9.01, which were excluded from the Original Form 8-K and are filed as exhibits hereto and are incorporated herein by reference. All other items in the Original Form 8-K remain the same and are hereby incorporated by reference into the Amendment.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited balance sheets as of December 31, 2018 and 2017 and the related statements of income, members’ equity and cash flows of Reliance Gathering for each of the two years ended December 31, 2018, together with the related notes thereto, are filed as Exhibit 99.1 hereto and incorporated by reference into this Item 9.01(a).

The unaudited balance sheet as of September 30, 2019 and the related statements of income, members’ equity and cash flows of Reliance Gathering for the nine months ended September 30, 2019 and 2018, together with the related notes thereto, are filed as Exhibit 99.2 hereto and incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet of Rattler as of September 30, 2019, which gives effect to the Reliance Acquisition as if it had occurred on September 30, 2019 and the unaudited pro forma combined statements of operations for the year ended December 31, 2018 and the nine months ended September 30, 2019, which give effect to the Reliance Acquisition as if it had occurred on January 1, 2018, together with the related notes thereto, are filed as Exhibit 99.3 hereto and incorporated by reference into this Item 9.01(b).

(d) Exhibits.

Number	Exhibit

23.1	Consent of KPMG LLP, Independent Auditors for Reliance Gathering, LLC.

99.1	Audited historical financial statements of Reliance Gathering, LLC as of and for the years ended December 31, 2018 and 2017, together with the related notes thereto.

99.2	Unaudited historical financial statements of Reliance Gathering, LLC as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018, together with the related notes thereto.

99.3

Unaudited pro forma combined financial information of Rattler Midstream LP as of and for the nine months ended September 30, 2019 and for year ended December 31, 2018, together with the related notes thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RATTLER MIDSTREAM LP

	By:	Rattler Midstream GP LLC, its general partner

Date: January 24, 2020

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary